Exhibit 10.1

AMENDMENT NO. 2 TO WAIVER AND FORBEARANCE AGREEMENT

This AMENDMENT NO. 2 TO WAIVER AND FORBEARANCE AGREEMENT, dated as of April 30, 2014 (the "Amendment"), is made and entered into by and among

(i) Eagle Bulk Shipping Inc. (the "Borrower") and its subsidiaries (collectively, the "Guarantors", and together with the Borrower, the "Loan Parties") and (ii) certain lenders under the Credit Agreement (collectively, the "Lenders").  The Loan Parties and the Lenders party hereto are hereinafter referred to collectively as the "Parties."

RECITALS

WHEREAS, the Loan Parties and Lenders constituting the "Majority Lenders," as that term is defined in the Credit Agreement, entered into that certain Waiver and Forbearance Agreement dated as of March 19, 2014 (as amended to date and as may be further amended, the "Waiver and Forbearance Agreement").

WHEREAS, on or about April 1, 2014, the Loan Parties disclosed that they had failed to meet the maximum leverage ratio covenant in the Credit Agreement as of December 31, 2013, which covenant was one of the "Acknowledged Potential Defaults" as defined in the Waiver and Forbearance Agreement.

WHEREAS, on or about April 15, 2014, the Loan Parties and Lenders constituting the "Majority Lenders," as that term is defined in the Credit Agreement, entered into that certain Amendment No. 1 to Waiver and Forbearance Agreement ("Amendment No. 1").

WHEREAS, the Lenders party hereto collectively hold more than 66-2/3% of the revolving and term loans outstanding under the Credit Agreement as of the date hereof and constitute the "Majority Lenders" as that term is defined in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders further amend the Waiver and Forbearance Agreement in certain respects and, subject to the terms and conditions hereof, the Lenders party hereto are willing to agree to such request, but only upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.           Terms.  Capitalized terms used herein, but not otherwise defined, shall have the meanings given to them in the Waiver and Forbearance Agreement or the Credit Agreement, as applicable.

2.           Amendment to Waiver and Forbearance Agreement.  The Waiver and Forbearance Agreement is hereby amended as follows:

(a)           The reference to "April 30, 2014" appearing in Section 2(a)(i) of the Waiver and Forbearance Agreement is hereby deleted, and replaced with "May 15, 2014".

3.           Agreements and Acknowledgements.  Each Loan Party hereby agrees, confirms and acknowledges as follows:

(a)           As of the Amendment Effective Date (as defined below), the Borrower is indebted to the Lenders in an aggregate amount of $1,203,843,167, comprised of (i) $20,000,000 in Revolving Loan Commitments and $0 in Revolving Loans outstanding, (ii) $1,129,478,742 in Term Loan Commitments and $1,129,478,742 in Term Loans outstanding, and (iii) $54,364,425 of PIK Loans, plus accrued but unpaid interest, plus the costs and expenses incurred by the Agent and the Lenders and payable under the Finance Documents.

(b)           As of the Amendment Effective Date, each Loan Party continues to be in compliance with all of the terms and provisions set forth in the Waiver and Forbearance Agreement (as amended by Amendment No. 1 and this Amendment).

(c)           As of the Amendment Effective Date, the representations and warranties set forth in the recitals hereto and in the Waiver and Forbearance Agreement (as amended by Amendment No. 1) are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

(d)           The Waiver and Forbearance Agreement (as amended by Amendment No. 1 and this Amendment) has been duly executed and delivered on each Loan Party's behalf by a duly authorized officer, and constitutes each Loan Party's legal, valid and binding obligation enforceable in accordance with its terms.

4.           Effect of Waiver and Forbearance Agreement.  Except as specifically amended hereby, the terms and provisions of the Waiver and Forbearance Agreement (as amended by Amendment No. 1) are in all other respects ratified and confirmed and remain in full force and effect without modification or limitation.  This Amendment is not intended to be, nor shall it be construed to create, a novation, a waiver or accord and satisfaction of the Waiver and Forbearance Agreement or any obligations thereunder.  No reference to this Amendment need be made in any notice, writing or other communication relating to the Waiver and Forbearance Agreement, and any such reference to the Waiver and Forbearance Agreement is deemed a reference thereto as amended by this Amendment.

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5.           Condition Precedent to Amendment Effective Date.  This Amendment shall not become effective unless and until each of the following occurs (the date on which each of the following occurs, the "Amendment Effective Date"):

(a)           The Amendment is duly executed by the Parties, including Lenders constituting the "Majority Lenders" under the Credit Agreement.

(b)           The Loan Parties pay any outstanding fees and expenses incurred by Paul, Weiss, Rifkind, Wharton & Garrison LLP, and Houlihan Lokey Capital, Inc., as advisors to the Lenders, in accordance with the terms of their respective engagement letters, that were invoiced to the Borrower on or before April 25, 2014.

6.           Release.

In consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors and assigns, and its present and former members, affiliates, employees, agents, officers, directors, shareholders, legal representatives and other representatives (each, a "Releasing Party" and collectively, the "Releasing Parties"), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged each of the Lenders, and each Lender's respective successors and assigns, and past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the "Released Parties"), of and from any and all manner of action and actions, cause and causes of action, claims, demands, suits, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (each, a "Claim" and collectively, the "Claims") of every kind and nature, whether in law, equity or otherwise, known or unknown, fixed or contingent, joint and/or several, secured or unsecured, liquidated or unliquidated, suspected or unsuspected, which any Releasing Party may now or hereafter own, hold, have or claims to have against the Released Parties, in their capacities as such under the Credit Agreement or other Finance Documents, for, upon, or by reason of any circumstance, action, fact, event or omission or other matter occurring at or from any time prior to and including the Amendment Effective Date in any way arising out of, connected with or relating to this Amendment, the Waiver and Forbearance Agreement, the Credit Agreement, any other Finance Document and the transactions contemplated thereby or hereunder; provided, however, that no Released Party shall be released from any act or omission that constitutes gross negligence, fraud or wilful misconduct.

7.           Governing Law; Jurisdiction; Waiver of Jury Trial.  This Amendment shall be governed by and construed in accordance with the law of the State of New York, without reference to the conflicts or choice of law provisions thereof.  Each of the Parties hereby consents and agrees that the jurisdiction provisions of the Credit Agreement shall govern any action, claim or other proceeding in respect of this Amendment or any matters arising out of or related thereto.  Each of the Parties hereby waives its respective rights to a jury trial with respect to any action, claim or other proceeding arising out of any dispute in connection with this Amendment, any rights or obligations hereunder, or the performance of such rights and obligations.

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8.           Counterparts.  This Amendment may be executed by one or more of the Parties on any number of separate counterparts (including by electronic transmission of signature pages hereto), and all of such counterparts taken together shall be deemed an original and to constitute one and the same instrument.

9.           Reference to Waiver and Forbearance Agreement. All references to the "Waiver and Forbearance Agreement", "hereunder", "hereof" or words of like import in the Waiver and Forbearance Agreement shall mean and be a reference to the Waiver and Forbearance Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.

10.           No Other Amendment; Reservation of Rights; No Waiver; Finance Document.  This Amendment shall be part of the Waiver and Forbearance Agreement and shall constitute a Finance Document as that term is defined in the Credit Agreement.  Other than as otherwise expressly provided herein and in the Waiver and Forbearance Agreement, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege, or remedy of the Lenders under this Amendment, the Forbearance Agreement, the Credit Agreement, any other Finance Document, or applicable law, nor shall entering into this Amendment preclude the Lenders from refusing to enter into any further amendments, waivers or forbearances with respect to the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	EAGLE BULK SHIPPING INC.,

By: /s/ Adir Katzav Name: Adir Katzav Title: Chief Financial Officer

GUARANTORS:
AVOCET SHIPPING LLC
BITTERN SHIPPING LLC
CANARY SHIPPING LLC
CARDINAL SHIPPING LLC
CONDOR SHIPPING LLC
CRANE SHIPPING LLC
CRESTED EAGLE SHIPPING LLC
CROWNED EAGLE SHIPPING LLC
EGRET SHIPPING LLC
FALCON SHIPPING LLC
GANNET SHIPPING LLC
GOLDEN EAGLE SHIPPING LLC
GOLDENEYE SHIPPING LLC
GREBE SHIPPING LLC
HARRIER SHIPPING LLC
HAWK SHIPPING LLC
IBIS SHIPPING LLC
IMPERIAL EAGLE SHIPPING LLC
JAEGER SHIPPING LLC
JAY SHIPPING LLC
KESTREL SHIPPING LLC
KINGFISHER SHIPPING LLC
KITE SHIPPING LLC
KITTIWAKE SHIPPING LLC
MARTIN SHIPPING LLC
MERLIN SHIPPING LLC
NIGHTHAWK SHIPPING LLC
ORIOLE SHIPPING LLC
OSPREY SHIPPING LLC
OWL SHIPPING LLC
PEREGRINE SHIPPING LLC
PETREL SHIPPING LLC

[signature page to Amendment No. 2 to Waiver and Forbearance Agreement]

PUFFIN SHIPPING LLC
REDWING SHIPPING LLC
ROADRUNNER SHIPPING LLC
SANDPIPER SHIPPING LLC
SHRIKE SHIPPING LLC
SKUA SHIPPING LLC
SPARROW SHIPPING LLC
STELLAR EAGLE SHIPPING LLC
TERN SHIPPING LLC
THRASHER SHIPPING LLC
THRUSH SHIPPING LLC
WOODSTAR SHIPPING LLC
WREN SHIPPING LLC
GRIFFON SHIPPING LLC
HERON SHIPPING LLC
EAGLE BULK (DELAWARE) LLC
EAGLE SHIPPING INTERNATIONAL (USA) LLC

By:  Eagle Bulk Shipping Inc., its Sole Member

By: /s/ Adir Katzav
      Name:  Adir Katzav
      Title:    Chief Financial Officer

EAGLE MANAGEMENT CONSULTANTS LLC EAGLE SHIP MANAGEMENT LLC

By: Eagle Shipping International (USA) LLC, its Sole Member By: Eagle Bulk Shipping Inc., its Sole Member

By: /s/ Adir Katzav Name: Adir Katzav Title: Chief Financial Officer

[signature page to Amendment No. 2 to Waiver and Forbearance Agreement]

AGALI SHIPPING S.A.
KAMPIA SHIPPING S.A.
MARMARO SHIPPING S.A.
MESTA SHIPPING S.A.
MYLOS SHIPPING S.A.
NAGOS SHIPPING S.A.
RAHI SHIPPING S.A.
SIRIKARI SHIPPING S.A.
SPILIA SHIPPING S.A.
ANEMI MARITIME SERVICES S.A.

By: /s/ Adir Katzav Name: Adir Katzav Title: Attorney-In-Fact

EAGLE BULK PTE. LTD. EAGLE MANAGEMENT CONSULTANCY PTE. LTD.

By: /s/ Adir Katzav Name: Adir Katzav Title: Attorney-In-Fact

[signature page to Amendment No. 2 to Waiver and Forbearance Agreement]

LENDERS: BANK OF AMERICA, N.A. By: /s/ Jonathan M. Barnes Name: Jonathan M. Barnes Title: Vice President

[signature page to Amendment No. 2 to Waiver and Forbearance Agreement]

LENDER: Brigade Capital Management By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

[signature page to Amendment No. 2 to Waiver and Forbearance Agreement]

LENDER: Canyon Capital Advisors LLC, on behalf of its participating funds and managed accounts By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

LENDER: Goldman Sachs By: /s/ Dennis Lafferty Name: Dennis Lafferty Title: Managing Director

LENDER: MERRILL LYNCH CREDIT PRODUCTS, LLC By: /s/ Jonathan M. Barnes Name: Jonathan M. Barnes Title: Vice President

LENDER: Midtown Acquisitions L.P. By: Midtown Acquisitions GP LLC, its general partner By: /s/ Avi Friedman Name: Avi Friedman Title: Manager

LENDER: Onex Debt Opportunity Fund, Ltd. By: Onex Credit Partners, LLC, its investment manager By: /s/ Steven Gutman Name: Steven Gutman Title: General Counsel

LENDER: OCP Investment Trust By: Onex Credit Partners, LLC, its manager By: /s/ Steven Gutman Name: Steven Gutman Title: General Counsel

LENDER: Panning Capital Management LP By: /s/ William M. Kelly Name: William M. Kelly Title: Chief Operating Officer

LENDER:

Oaktree Value Opportunities Fund, L.P.		Oaktree Huntington Invesment Fund, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.	By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner	Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.	By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner	Its:	General Partner

By:	Oaktree Capital Management, L.P.	By:	Oaktree Capital Management, L.P.
Its:	Director	Its:	Director

By:	/s/Emily Stephens	By:	/s/Emily Stephens
Name:	Emily Stephens	Name:	Emily Stephens
Title:	Managing Director	Title:	Managing Director

By:	/s/Kenneth Liang	By:	/s/Kenneth Liang
Name:	Kenneth Liang	Name:	Kenneth Liang
Title:	Managing Director	Title:	Managing Director

OakTree Opportunities Fund VIIIb Delaware, L.P.		Oaktree Opps 9 HoldCo Ltd.
Oaktree Opps IX (Parallel 2) HoldCo Ltd.
By:	Oaktree Fund GP, LLC	Oaktree VOF (Cayman) 1 CTB Ltd.
Its:	General Partner	Oaktree Huntington (Cayman) 5 CTB Ltd.
Oaktree Opps VIII (Cayman) 3 CTB Ltd.
Oaktree Opps IX Parallel (Cayman) 1 CTB Ltd.
By:	Oaktree Fund GP I, L.P.	Oaktree Opps IX (Cayman) 1 CTB Ltd.
Its:	Managing Member	Oaktree Opps IX Parallel 2 (Cayman) 1 CTB Ltd.

By:	/s/Emily Stephens	By:	Oaktree Capital Management, L.P.
Name:	Emily Stephens	Their:	Director
Title:	Authoried Signatory
		By:	/s/Emily Stephens
By:	/s/Kenneth Liang	Name:	Emily Stephens
Name:	Kenneth Liang	Title:	Managing Director
Title:	Managing Director
		By:	/s/Kenneth Liang
		Name:	Kenneth Liang
		Title:	Managing Director